SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Global Income Builder Fund

On February 28, 2012, Deutsche Bank AG (”Deutsche Bank”), the parent company of Deutsche Investment Management Americas Inc., the fund’s investment advisor (the ”Advisor”), announced that it is in exclusive negotiations with Guggenheim Partners on the sale of certain of its asset management businesses, including the U.S. mutual fund business conducted by the Advisor.  The exclusive negotiations follow Deutsche Bank’s announcement on November 22, 2011 that it was conducting a strategic review of certain of its global asset management businesses, including that of the Advisor.  There is no assurance that Deutsche Bank will reach an agreement to sell the business conducted by the Advisor to Guggenheim Partners or any other party.  It is expected that any such transaction would result in the termination of the existing management and distribution arrangements of the DWS Funds.  Any new management or distribution arrangements would be subject to approval by the board of trustees/directors of the DWS Funds and, in the case of any new investment management agreements, approval by fund shareholders.

 Please Retain This Supplement for Future Reference

April 24, 2012
PROSTKR-154